UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Your Vote Counts! UNITED STATES STEEL CORPORATION 600 GRANT STREET ROOM 1681 PITTSBURGH, PA 15219 ATTENTION: TUCKER J. KULP UNITED STATES STEEL CORPORATION 2022 Annual Meeting Deadline to vote prior to the Annual Meeting is April 25, 2022 11:59 PM ET You invested in UNITED STATES STEEL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 26, 2022 at 8:00 a.m. Eastern Time. Vote Virtually during the Meeting* April 26, 2022 8:00 AM Virtually at: www.virtualshareholdermeeting.com/X2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D67631-P67925-Z81944 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

D67632-P67925-Z81944 Voting Items Board Recommends 1c. Terry L. Dunlap 1a. Tracy A. Atkinson 1d. John J. Engel 1b. David B. Burritt 1e. John V. Faraci 1f. Murry S. Gerber 1g. Jeh C. Johnson 1h. Paul A. Mascarenas 1i. Michael H. McGarry 1j. David S. Sutherland 1k. Patricia A. Tracey Proposal 2. Approval, in a non-binding advisory vote, of the compensation of our Named Executive Officers (Say-on-Pay) Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For Proposal 1. Election of Directors Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com